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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 July 31, 2006

                         ENTERTAINMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

          Maryland                         1-13561                43-1790877
(State or other jurisdiction             (Commission             (IRS Employer
      of incorporation)                 File Number)          Identification No.

30 West Pershing Road, Suite 201, Kansas City, Missouri                  64108
        (Address of principal executive offices)                      (Zip Code)

                                 (816) 472-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2006, Entertainment Properties Trust announced its results of operations and financial condition for the second quarter ended June 30, 2006. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. The information in this current report on 8-K, including the exhibit, is being furnished and shall not be deemed "filed" for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Exhibit
Number    Description
-------   -----------
99        Press Release, dated July 31, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENTERTAINMENT PROPERTIES TRUST


Date: August 2, 2006                    By /s/ Mark A. Peterson
                                           -------------------------------------
                                           Mark A. Peterson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

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INDEX TO EXHIBITS

Exhibit   Description
-------   -----------
99        Press Release, dated July 31, 2006